                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                 /s/ Dwayne O. Andreas

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                        /s/ Warren E. Buffett

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                         /s/ Claire M. Fagin

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                        /s/ John L. Haseltine

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                      /s/ Gedale B. Horowitz

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                        /s/ Deryck C. Maughan

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 13th day of February, 1996.

                                                         /s/ David O. Maxwell

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                         /s/ William F. May

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                    /s/ Charles T. Munger

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                        /s/ Shigeru Myojin

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                       /s/ Louis A. Simpson

                                POWER OF ATTORNEY

         WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 31, 1995:

         NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of February, 1996.

                                                   /s/ Robert G. Zeller